EXHIBIT 32.1

                      CERTIFICATION OF SERVICE 1st BANCORP

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 REGARDING ANNUAL
           REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Service 1st Bancorp, a California corporation ("Bancorp"), does hereby certify that:

1. Bancorp's Annual Report on Form 10-KSB for the year ended December 31, 2005 (the "Form 10-KSB") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Bancorp.


Dated:  March 28, 2006                 /s/ JOHN O. BROOKS
                                       -----------------------------------------
                                       John O. Brooks
                                       Chief Executive Officer



Dated:  March 28, 2006                 /s/ ROBERT E. BLOCH
                                       -----------------------------------------
                                       Robert E. Bloch
                                       Executive Vice President and
                                       Chief Financial Officer


         A signed original of this written statement required by Section 906 has been provided to Service 1st Bancorp and will be retained by Service 1st Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

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